                                                                   Exhibit 10(a)

                                                          CONFIDENTIAL TREATMENT

                                     CLEVELAND-CLIFFS INC HAS REQUESTED THAT THE
                                    MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED
                                   CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2
                                       UNDER THE SECURITIES EXCHANGE ACT OF 1934

                       PELLET SALE AND PURCHASE AGREEMENT

         THIS AGREEMENT (this "AGREEMENT") is entered into, dated and effective as of January 31, 2002, by and among THE CLEVELAND-CLIFFS IRON COMPANY, an Ohio corporation ("CCIC"), CLIFFS MINING COMPANY, a Delaware corporation ("CMC") NORTHSHORE MINING COMPANY, a Delaware corporation ("NORTHSHORE"; CCIC, CMC and Northshore, collectively, "CLIFFS") and ALGOMA STEEL INC., an Ontario corporation ("ALGOMA"). Capitalized terms used herein and not defined in context have the respective meanings given to them or cross-referenced in Section 1.

                                    RECITALS

         WHEREAS, concurrently with the execution and delivery of this Agreement, Algoma, Cannelton Iron Ore Company ("CANNELTON"), CCIC and Cliffs TIOP, Inc. ("TIOP") are entering into that Purchase and Sale Agreement ("PSA") pursuant to which TIOP is to acquire Cannelton's 45% membership interest in Tilden Mining Company L.C. ("TILDEN") (the date such acquisition occurs, the "CLOSING DATE"); and

         WHEREAS, Algoma desires to purchase from Cliffs, and Cliffs desires to sell to Algoma, a tonnage of Cliffs Pellets equal to Algoma's Annual Requirements from and after the Closing Date;

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, their mutual covenants and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                1. DEFINITIONS.

         (a) "BUSINESS DAY" means any day on which banks in Cleveland, Ohio or Toronto, Ontario are not permitted or required by law to be closed for business.

         (b) "COMPOSITE INDEX" means, for any year, the sum of:

         (i) [* * * *] multiplied by a fraction, the numerator of which is the [* * * *] for such year, and the denominator of which is the [* * * *]; plus

         (ii) [* * * *] multiplied by a fraction, the numerator of which is the [* * * *] for such year, and the denominator of which is the [* * * *]; plus

         (iii) [* * * *] multiplied by a fraction, the numerator of which is the [* * * *] for such year, and the denominator of which is the [* * * *].

For each year beginning in 2004, the Composite Index, (w) shall be initially determined based on Cliffs' good faith reasonable estimate (which shall take into account all data that is final for the year in determination) given to Algoma not later than December 15 of the prior year, (x) shall be

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


updated based on Cliffs' good faith estimate (which shall take into account all data that is final for the year in determination) given to Algoma not later than June 15 of such year, (y) shall be updated again based on Cliffs' good faith estimate (which shall take into account all data that is final for the year in determination) given to Algoma not later than January 15 of the following year, and (z) shall be finally determined and certified by Cliffs on June 15 of the following year. Should Algoma disagree with Cliffs' estimate or final determination, Algoma may require that such estimate or final determination be determined by arbitration pursuant to Section 15.

         (c) "[* * * *]" means, for any year, [* * * *] for such year.

         (d) "EXPECTED IRON CONTENT" means at [* * * *] (i) for Tilden Mag Flux Pellets, [* * * *], (ii) for Tilden Hem Flux Pellets, [* * * *], (iii) for Empire Royal Pellets, [* * * *], and (iv) for any kind of Other Cliffs Pellets
(x) in the first year they are provided by Cliffs, the percentage specified by Cliffs in good faith, and (y) in all other years, the actual iron percentage for such kind of Other Cliffs Pellets for the prior year.

         (e) The words "IRON UNIT", as used herein, shall mean one percent (1%) of contained iron, and all prices per iron unit shall be expressed on an iron unit per ton basis.

         (f) The word "PELLETS", as used herein, shall mean iron-bearing products obtained by the pelletizing of iron ore or iron ore concentrates, suitable for making iron in blast furnaces.

         (g) The word "PERSON", as used herein, means any natural person, or any corporation, limited liability company, limited or general partnership, trust, association or other legal entity.

         (h) The word "TON", as used herein, shall mean a gross ton of 2,240 pounds avoirdupois natural weight.

         (i) "[* * * *]" means, at any time, a price per iron unit equal to the sum of:

         (i)      [* * * *] multiplied by the [* * * *]; plus -

         (ii)     [* * * *] multiplied by the [* * * *].

Schedule 1(i) illustrates calculation of the [* * * *] Price for 2001, which is [* * * *] per iron unit.

         (j) The word "YEAR", as used herein, shall mean a calendar year commencing on January 1 and ending December 31.

         (k) If any of the information required to calculate the Composite Index, the [* * * *] or the [* * * *] (either because a particular product ceases to be available, or because information is no longer [* * * *] the parties will negotiate in good faith to revise the definition of such term to one based on then-published information, and any dispute will be resolved pursuant to Section 15.

         (l) The following terms are defined on the pages cross-referenced below:

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


ADJUSTED EXPECTED PRICE PER IRON UNIT.............................................................................9
AGREEMENT.........................................................................................................1
ALGOMA............................................................................................................1
ANNUAL REQUIREMENTS...............................................................................................4
BASE PRICE PER IRON UNIT..........................................................................................8
BASIC CLIFFS PELLETS..............................................................................................4
[* * * *]........................................................................................................15
BUSINESS DAY......................................................................................................1
CANNELTON.........................................................................................................1
CCIC..............................................................................................................1
CLIFFS............................................................................................................1
CLIFFS PELLETS....................................................................................................5
CLOSING DATE......................................................................................................1
CMC...............................................................................................................1
COMMISSION.......................................................................................................18
COMPOSITE INDEX...................................................................................................1
CONFIDENTIAL INFORMATION.........................................................................................18
[* * * *].................................................................................................[* * * *]
EMPIRE PLANT......................................................................................................4
EMPIRE ROYAL PELLETS..............................................................................................4
EXPECTED IRON CONTENT.............................................................................................2
HIBBING PELLETS...................................................................................................5
HIBBING PLANT.....................................................................................................5
IRON UNIT.........................................................................................................2
NORTHSHORE........................................................................................................1
NORTHSHORE PELLETS................................................................................................5
NORTHSHORE PLANT..................................................................................................5
OTHER CLIFFS PELLETS..............................................................................................5
PELLETS...........................................................................................................2
PERSON............................................................................................................2
PSA...............................................................................................................1
SAULT STE. MARIE PLANT............................................................................................4
SOURCE REQUIREMENTS...............................................................................................6
TILDEN............................................................................................................1
TILDEN HEM FLUX PELLETS...........................................................................................4
TILDEN MAG FLUX PELLETS...........................................................................................4
TILDEN PELLETS....................................................................................................4
TILDEN PLANT......................................................................................................4
TIOP..............................................................................................................1
TON...............................................................................................................2
WCS..............................................................................................................12
[* * * *].................................................................................................[* * * *]
YEAR..............................................................................................................3

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                         2. SALE AND PURCHASE/VOLUME.

         (a) Subject to the other provisions of this Section 2, for each of the 15 years 2002 through 2016 inclusive, Cliffs shall sell and deliver to Algoma, and Algoma shall purchase and receive from Cliffs and pay Cliffs for, a tonnage of Cliffs Pellets equal to 100% of Algoma's total pellet tonnage requirements, adjusted for inventory positions, ("ANNUAL REQUIREMENTS") for such year required for use at its facility at Sault Ste. Marie, Ontario (the "SAULT STE. MARIE PLANT"); provided, however, that in no year shall Algoma purchase and receive from Cliffs, and pay Cliffs for, [* * * *] tons of Cliffs Pellets.

         (b) If Algoma's Annual Requirements, as initially fixed pursuant to
Section 5(a) or as adjusted pursuant to Section 5(b), in any year exceeds [* * * *] tons, Cliffs shall have the right, but not the obligation, to sell and deliver any pellets in excess of [* * * *] tons. Such right may be exercised as provided in Section 5.

(c) Because the Closing Date will occur after January 1, 2002, (i) Algoma shall not be required to purchase any Cliffs Pellets hereunder unless and until the Closing Date occurs, (ii) Cliffs shall not be required to sell any Cliffs Pellets hereunder unless and until the Closing Date occurs, and (iii) in the year 2002 Cliffs shall sell and deliver to Algoma, and Algoma shall purchase and receive from Cliffs and pay Cliffs for, a tonnage of pellets equal to Algoma's Annual Requirements, less Algoma's share of pellets delivered pursuant to the membership interest of Cannelton in Tilden between January 1, 2002 and the Closing Date.

                                 3. SOURCING.

         (a) Cliffs shall initially supply Algoma with pellets produced at the Tilden iron ore pellet plant ("TILDEN MAG FLUX PELLETS" and "TILDEN HEM FLUX PELLETS", as the case may be; collectively "TILDEN PELLETS") in National Mine, Michigan (the "TILDEN PLANT") and/or pellets produced at the Empire Iron Mining Partnership iron ore pellet plant ("EMPIRE ROYAL PELLETS;" collectively with the Tilden Pellets, "BASIC CLIFFS PELLETS") located in Palmer, Michigan (the "EMPIRE PLANT").

         (b) Cliffs may change pellet sourcing from Basic Cliffs Pellets to pellets from other sources ("OTHER CLIFFS PELLETS"), including, without limitation, those produced at the Hibbing Taconite Company Joint Venture iron ore pellet plant ("HIBBING PELLETS") in Hibbing, Minnesota (the "HIBBING PLANT") and those produced at the Northshore iron ore pellet plant ("NORTHSHORE PELLETS") in Silver Bay, Minnesota (the "NORTHSHORE PLANT;" Other Cliffs Pellets together with Basic Cliffs Pellets, are defined as "CLIFFS Pellets"). If Cliffs desires to provide Algoma with Other Cliffs Pellets, Cliffs shall give Algoma not less than three months prior notice, and then may make such change provided that (i) Algoma's cost of handling pellets, including the movement of pellets to the stock house, is not increased, or, if Algoma's costs of handling are increased, Cliffs shall adjust the price of Other Cliffs Pellets so that the additional handling costs are mitigated so as to fully offset the increased handling costs, and (ii) Algoma has had a reasonable opportunity to purge its stockpile of conflicting grades of iron ore.

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                                 4. QUALITY.

         (a) As measured pursuant to Section 4(c), if solely Basic Cliffs Pellets are supplied to Algoma hereunder, they will conform in all material respects with the AIM pellet specifications and requirements as set forth in EXHIBIT A-1. As measured pursuant to Section 4(c), if any Other Cliffs Pellets are supplied to Algoma hereunder, then all Cliffs Pellets supplied to Algoma hereunder, will conform in all material respects with the AIM pellet specifications and requirements as set forth in EXHIBIT A-2.

         (b) As measured pursuant to Section 4(c), if solely Basic Cliffs Pellets are supplied hereunder they will not [* * * *], in either case as specified on EXHIBIT A-1. As measured pursuant to Section 4(c), if any Other Cliffs Pellets are supplied hereunder, then all Cliffs Pellets supplied hereunder shall not [* * * *], in either case as specified on EXHIBIT A-2.

         (c) In each case, consistency with the AIM specifications, [* * * *] will be determined on a quarterly basis (1/1 - 3/31; 4/1 - 6/30; 7/1 - 9/30; 10/1 - 12/31) based on the AIM specifications, [* * * *] of the kinds of Cliffs Pellets shipped for such quarter, weighted according to the percentage of each kind of Cliffs Pellets to be consumed in such quarter pursuant to Algoma's blast furnace plan.

         (d) Cliffs will report the characteristics of Cliffs Pellets to Algoma on the following basis:

         (i) On the volume of Cliffs Pellets in a vessel or train load for direct rail shipments, as soon as practicably available and, in particular, for direct rail shipments, within 24 hours of shipment from the mine:

                  CHEMICAL: Fe, SiO(2), Al2O(3), CaO, MgO, Mn, P, CaO/SiO(2);
                            and

                  PHYSICAL: % + 1/2", % - 1/2" x + 3/8", % - 1/4 %, % - 28 mesh.

                  MOISTURE

         (ii) On the volume of Cliffs Pellets actually shipped to Algoma in a calendar month: Compression (LBS).

         (iii) On the volume of Cliffs Pellets actually shipped to Algoma in a calendar quarter (1/1 - 3/31; 4/1 - 6/30; 7/1 - 9/30; 10/1 -
                  12/31):

                  CHEMICAL: S, TiO(2), Na(2)O, K(2)O;

                  METALLURGICAL: Reducibility (R40), LTB (% + 1/4"), Swelling, Softening Temperature.

         (e) For each source of Cliffs Pellets, the parties shall agree upon a defined set of characteristics or specifications for Cliffs Pellets from that source ("SOURCE REQUIREMENTS"). Cliffs shall ensure that the characteristics of each train load or vessel conforms to its applicable

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

Source Requirements. Attached as EXHIBIT A-3 are the Source Requirements for the types of Cliffs Pellets set out in Section 3.

         (f) [* * * *]. If an agreement is not reached within 60 days, then Cliffs may (i) agree to continue to supply Algoma the Cliffs Pellets at the current contract price [* * * *], or (ii) terminate this agreement 300 days after the expiry of the 60-day period. In the event Cliffs notifies Algoma of Cliffs' option to terminate this agreement, Cliffs shall retain the right during the 300 day period to supply Algoma's future Annual Requirements at the revised [* * * *] at a price that would be [* * * *] (on a delivered cost basis) the [*
* * *] which Algoma receives during such 300 day period (provided that following receipt of Algoma's notice to Cliffs of the [* * * *], Cliffs shall notify Algoma within 45 days as to Cliffs' option to exercise its right to supply Algoma's future Annual Requirements); and if Cliffs exercises such right, then this Agreement shall not terminate. In the event that new prices are determined as a result of [* * * *], then the Base Prices per Iron Unit shall be adjusted so that, after taking into account Section 6(b), Section 6 can be used to set prices in future years. Any dispute arising out of this Section 4(f) shall be resolved by arbitration as provided in Section 15.

                        5. NOTIFICATION AND NOMINATION.

         (a) Annually on or before November 1, Algoma shall notify Cliffs of Algoma's good faith estimate of its preliminary Annual Requirements for the upcoming year. SCHEDULE 5(a) sets forth such information for the year 2002.

         (b) Algoma shall have the right to modify, based upon Algoma's good faith estimate, its Annual Requirements for any year:

         (i) by notice to Cliffs sent not later than January 10 of such year, Algoma may decrease or, subject to Section 5(c), increase its Annual Requirements by up to 10% of the original Annual Requirements for such year; and/or

         (ii) by notice to Cliffs sent not later than July 10 of such year, Algoma may decrease or, subject to Section 5(c), increase its Annual Requirements (as previously adjusted pursuant to Section 5(b)(i), if applicable) by up to 5%; and/or

         (iii) in unforeseen circumstances where Algoma's need for pellets unexpectedly increases, Algoma may, on 30 days notice to Cliffs, amend its Annual Requirements to increase them beyond the parameters provided for in (i) and (ii) above.

         (c) If (i) Algoma's Annual Requirements (as forecast pursuant to
Section 5(a) or as amended pursuant to Section 5(b)) is for an amount in excess of [* * * *] tons or (ii) Algoma amends its Annual Requirements pursuant to
Section 5(b)(ii) and (iii) to increase such requirement above the tonnage previously specified for such year, Cliffs shall within 30 days of receipt of the initial specification or amendment, as the case may be, notify Algoma whether Cliffs will commit to provide all, a portion or no portion of such excess or increased tonnage. If Cliffs commits to sell and deliver all or any

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

portion of such excess or increased tonnage, Cliffs shall be obligated to supply such additional tonnage as herein set forth. Cliffs shall have no obligation to supply any portion of such excess or additional tonnage that it does not commit to supply. If Cliffs does not commit to provide all of such excess or increased tonnage, then Algoma may purchase from another party any such tonnage that Cliffs has not committed to provide.

                           6. PRICE AND ADJUSTMENTS.

         (a) In each year the price paid for the Cliffs Pellets purchased and sold hereunder shall be determined as follows:

         (i) First, taking each kind of Basic Cliffs Pellets separately, the Base Price per Iron Unit shall be determined, based on an annual purchase of [* * * *] tons, as provided in Section 6(b).

         (ii) Second, taking each kind of Basic Cliffs Pellets separately, the Base Price per Iron Unit shall be adjusted based on the amount of Cliffs Pellets purchased and sold, either up or down, as provided in Section 6(c), to determine the Adjusted Expected Price per Iron Unit.

         (iii) Third, the Adjusted Expected Price per Iron Unit for any kind(s) of Other Cliffs Pellets shall be determined as provided in Section 6(d).

(b)      (i)      Basic Cliffs Pellets shall have the following "BASE PRICE PER
                  IRON UNIT" for the year 2002:

                                                                                                 BASE PRICE
                                 PELLET                          F.O.B.                         PER IRON UNIT
                                 ------                          ------                         -------------
                           Tilden Mag Flux                Railcar at Partridge                    [* * * *]
                           Tilden Mag Flux                Vessel at Port Marquette                [* * * *]
                           Tilden Hem Flux                Railcar at Partridge                    [* * * *]
                           Tilden Hem Flux                Vessel at Port Marquette                [* * * *]
                           Empire Royal                   Railcar at Empire                       [* * * *]
                           Empire Royal                   Vessel at Port Marquette                [* * * *]

         (ii) Basic Cliffs Pellets shall have the following Base Price per Iron Unit for the year 2003:

                                                                                                 BASE PRICE
                                PELLET                          F.O.B.                          PER IRON UNIT
                                ------                          ------                          -------------
                           Tilden Mag Flux                Railcar at Partridge                    [* * * *]
                           Tilden Mag Flux                Vessel at Port Marquette                [* * * *]
                           Tilden Hem Flux                Railcar at Partridge                    [* * * *]
                           Tilden Hem Flux                Vessel at Port Marquette                [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                           Empire Royal                   Railcar at Empire                       [* * * *]
                           Empire Royal                   Vessel at Port Marquette                [* * * *]

         (iii) The Base Price per Iron Unit for each of the Basic Cliffs Pellets, f.o.b railcar or vessel, shall be determined as follows for the years 2004 through 2016, inclusive:

                  (A) First, the 2002 Base Price per Iron Unit for such Basic Cliffs Pellets shall be multiplied by the estimated Composite Index for the year in determination.

                  (B) Second, if the Base Price per Iron Unit for the year in determination (calculated as provided in Section 6(b)(iii)(A)) is [* * * *] for the prior year, [* * * *] for the prior year. If the Base Price per Iron Unit for the year in determination (calculated as provided in Section 6(b)(iii)(A)) is [* * * *] for the prior year, [* * * *] for the prior year.

                  (C) Third, if the Base Price per Iron Unit for the year in determination (as adjusted pursuant to Section 6(b)(iii)(B)) is [* * * *]. If the Base Price per Iron Unit for the year in determination (as adjusted pursuant to Section 6(b)(iii)(B)) is [* * * *].

         (c) For each year, the Base Price per Iron Unit (as defined in Section 6(b)) for each kind of Basic Cliffs Pellets shall be [* * * *] per iron unit for each [* * * *] tons by which the Annual Requirement is [* * * *] for each [* * * *] tons by which the Annual Requirement exceeds [* * * *] tons, in order to determine the price per iron unit to be paid for such year (the "ADJUSTED EXPECTED PRICE PER IRON UNIT") for each kind of Cliffs Pellet.

         (d) If in any year Cliffs supplies any Other Cliffs Pellets to Algoma, the Adjusted Expected Price per Iron Unit for such kind(s) of Other Cliffs Pellets shall be that price per iron unit that, after taking into account the difference, if any, in transportation costs, results in the same average cost per iron unit delivered to the Sault Ste. Marie Plant as the average cost per iron unit delivered to the Sault Ste. Marie Plant would be if the entire Annual Requirements were provided from the Tilden Plant.

         (e) Attached as EXHIBIT B-2 is an example of the application of the provisions of this Section 6.

                          7. PAYMENTS AND ADJUSTMENTS.

        (a) Subject to adjustment as provided in Sections 7(b) and 7(c):

         (i) During the [* * * *] inclusive, Algoma shall pay Cliffs [* * * *] of each month (or if such day is not a Business Day, the Business Day immediately thereafter) an amount equal to [* * * *] the total cost of all of the tons of the various kinds

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                  of Cliffs Pellets [* * * *], to be determined in each case by multiplying such [* * * *] by the Expected Iron Content and the Adjusted Expected Price per Iron Unit. [* * * *]. For any year from [* * * *] inclusive Algoma may, on 60 days' notice prior to the commencement of such year, require that Cliffs [* * * *].

         (ii) For the [* * * *] inclusive, Algoma shall pay Cliffs, [* * * *], an amount calculated as follows:

                  (A) The number of tons of each kind of pellets delivered by Cliffs to Algoma during [* * * *] immediately preceding the date of such payment, multiplied in each case by the applicable Expected Iron Content and Adjusted Expected Price per Iron Unit; plus

                  (B) The number of tons of each kind of pellets estimated by Algoma to be delivered by Cliffs to Algoma [* * * *] immediately preceding the date of such payment, multiplied in each case by the applicable Expected Iron Content and Adjusted Expected Price per Iron Unit; plus or minus, as the case may be;

                  (C) The variance, if any, between the number of tons of each kind of pellets estimated to be delivered [* * * *] immediately prior to the date of the preceding payment, and the number of tons actually delivered during such [* * * *], multiplied in each case by the applicable Expected Iron Content and Adjusted Expected Price per Iron Unit.

                  In case of any payment scheduled to be made on a Monday that is not a Business Day, such payment shall be made on the next occurring Business Day, but all calculations shall be made as if the payment were made on the Monday.

         (b) The payments provided for in Section 7(a) shall be adjusted as follows:

         (i) Since the Closing Date will be after January 1, 2002, the 2002 payments shall be adjusted so that (x) a partial payment is made on the day following the Closing Date for the period between the Closing Date and [* * * *], and (y) [* * * *].

         (ii) In the event of any adjustment to the Annual Requirements pursuant to Section 5(b), any payments to be made pursuant to
                  Section 7(a)(i) after such adjustment shall be increased or decreased so that such payments will be (x) equal in amount, and (y) the minimum amount such that at no time during the year, based on then-existing month-by-month forecasts, will Algoma have taken delivery of a greater amount of pellets than it has paid for.

         (iii) Beginning in 2004, not later than June 15 of each year, Cliffs shall prepare and certify to Algoma (x) Cliffs' revised good faith estimate of the Composite Index for such year, (y) Cliffs' recalculation of the Adjusted Expected Price per Iron Unit for each kind of Cliffs Pellets, based thereon, and (z) the amount of the difference between the amount previously paid for Cliffs Pellets during the year and the amount that would have been paid had such adjusted Composite Index been in effect from the beginning of the year. All subsequent payments to be made under Section 7(a) shall be adjusted to reflect the revised Adjusted Expected Price per Iron Unit, and the next such payment shall be adjusted by the amount specified in clause (z) above.

         (c) In addition to the adjustments to be made pursuant to Section 7(b), the following lump sum adjustments shall be made:

         (i) Not later than January 15 of each year, Cliffs shall prepare and certify to Algoma: (w) Cliffs' revised good faith estimate of the Composite Index for the prior year (beginning in 2004),
                  (x) Cliffs' calculation of the actual tonnage of each kind of Cliffs Pellets and any variance from tonnage forecast to be delivered to satisfy Algoma's Annual Requirements, in each case for the prior year, (y) the actual iron units in each kind of Cliffs Pellets, and any variance from the Expected Iron Content expected therefore, in each case for the prior year, and (z) the amount due from Cliffs to Algoma, or vice versa, to adjust to correct for all of the variances in clauses (w) through (y), for the prior year. The payment due pursuant to Section 7(a) next occurring after January 15 shall be adjusted by the amount specified in clause (z).

         (ii) Beginning in 2005, in addition to the adjustment provided for in Section 7(b)(iii), not later than June 15 of each year, Cliffs shall calculate and certify to Algoma (x) the final Composite Index for the prior year, (y) Cliffs' calculation of the adjustment to the Adjusted Expected Price per Iron Unit for each kind of Cliffs Pellets, and (z) the total amount required to be paid by Cliffs to Algoma, or vice versa, to correct the total amount paid by Algoma to Cliffs for the prior year (as previously adjusted) for the actual Adjusted Expected Price per Iron Unit derived for the actual Composite Index. The payment due pursuant to Section 7(a) next occurring after June 15 shall be adjusted by the amount specified in clause (z).

         (d) All payments shall be made by wire transfer of immediately available funds according to such instructions as Cliffs may from time to time provide, and shall be made in U.S. dollars.

         (e) In the event Algoma shall fail to make payment when due of any amounts, Cliffs, in addition to all other remedies available to Cliffs in law or in equity, shall have the right, but

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

not the obligation, to withhold further performance by Cliffs under this Agreement until all claims Cliffs may have against Algoma under this Agreement are fully satisfied.

         (f) EXHIBIT C illustrates the operation of the provisions of this
Section 7.

                           8. SHIPMENTS AND DELIVERY.

         (a) Cliffs and Algoma will agree on a mutually acceptable delivery schedule for each year prior to November 1 of the preceding year. Such schedule must be established to match both Algoma's furnace requirements and Cliffs' pellet availability. Cliffs and Algoma will balance the delivery schedule by pellet source and type so that monthly shipments will be relatively equal, considering winter shipping restrictions and production schedules. Cliffs and Algoma recognize that changes in schedule will occur as provided in Section 5, and will use commercially reasonable efforts to accommodate such changes.

         (b) During 2002, Cliffs will use commercially reasonable efforts (which shall not require incurring additional operating or capital costs) to load an average of 70 railcars per day for direct delivery by the Wisconsin Central System, or its successor ("WCS"), to the Sault Ste. Marie Plant. The number of railcars shipped daily from the various locations shall be agreed upon by Cliffs and Algoma, but the total shall not exceed 70. Thereafter, Cliffs will use commercially reasonable efforts (which shall not require incurring additional operating or capital costs) to increase the tonnage of shipments to the Sault Ste. Marie Plant by direct rail with the objective of being able to (i) ship a minimum of [* * * *] of Algoma's annual pellet requirements by direct rail, and
(ii) cause a minimum of [* * * *] of the railcars loaded out of the Tilden Plant or the Empire Plant not to exceed their capacities, and not to have a gross weight over rail in excess of [* * * *] pounds. Cliffs and Algoma acknowledge that neither of them owns any railcars and as such they must obtain the cooperation of WCS. To this end, Algoma will pursue with WCS a more appropriately sized rail car fleet (I.E., smaller rail cars) to be used for shipments by WCS. Algoma will cause WCS to adjust the weight of any railcar that is loaded in excess of its designed carrying capacity.

         (c) Deliveries shall be made as follows:

         (i) Tilden Mag Flux Pellets and Tilden Hem Flux Pellets shall be delivered by Cliffs to Algoma f.o.b. loaded vessel at Port Marquette, Michigan or f.o.b. loaded railcar at Partridge, Michigan, as the case may be, and in either case title and all risk of loss, damage or destruction shall pass to Algoma at the time of discharge of the pellets from the loading device to the vessel or at the time of transfer of rail cars to WCS.

         (ii) Empire Royal Pellets shall be delivered by Cliffs to Algoma f.o.b. loaded vessel at Port Marquette, Michigan, or loaded rail car at the Empire Plant, as the case may be, and in either case title and all risk of loss, damage or destruction shall pass to Algoma at the time of discharge of the pellets from the loading device to the vessel or railcar.

         (iii) Other Cliffs Pellets shall be delivered by Cliffs to Algoma f.o.b. loaded vessel at Allouez, Wisconsin or Silver Bay, Minnesota or loaded railcar at the Hibbing Plant, or other mutually agreed location (by vessel or rail), as the case may be, and in any case title and all risk of loss, damage or destruction shall pass to Algoma at the time of discharge of the pellets from the loading device to the vessel or railcar.

                                  9. WEIGHTS.

         Railcar bill of lading weight determined by railroad scale weights, bin scale weights or belt scale weights in accordance with the procedures in effect at each of the plants, and vessel bill of lading weight determined by railroad scale weights or belt scale weights in accordance with the procedures in effect from time to time at each of the loading ports, shall be accepted by the parties as finally determining the amount of Cliffs Pellets delivered to Algoma pursuant to this Agreement. Cliffs shall ensure that all weighing devices are regularly tested, verified and maintained.

                    10. EMPLOYMENT OF VESSELS AND RAILCARS.

         Algoma assumes the obligation for arranging and providing appropriate vessels and railcars for the transportation of the Cliffs Pellets delivered by Cliffs to Algoma hereunder. Algoma shall arrange and provide (a) for all rail shipments, railcars capable of loading at the Tilden Plant, Empire Plant, Hibbing Plant or Northshore Plant, as the case may be, and (b) for all vessel shipments, ore carrier or bulk carrier type vessels suitable in all respects to enter, berth at and leave the loading ports and suitable for the loading and mooring facilities at the loading ports. If Cliffs supplies any Other Cliffs Pellets hereunder, Algoma shall (i) use all commercially reasonable efforts to obtain the best possible price and other terms for transportation of such Other Cliffs Pellets, and (ii) certify the use of such efforts, and the prices obtained for such transportation, to Cliffs at the end of each year.

                            11. SAMPLING PROCEDURES.

         All pellet sampling procedures and analytical tests conducted on Cliffs Pellets sold to Algoma to demonstrate compliance with typical and average analysis characteristics specified in Section 4 shall be performed by Cliffs at the loading point on each pellet vessel shipment or train shipment, as the case may be. Test methods to be used shall be the appropriate ASTM or ISO standard methods published at the time of testing or the customary procedures and practices previously furnished by Cliffs to Algoma, or any other procedures and practices that may be mutually agreed to by Cliffs and Algoma. The final values of all characteristics are those determined by Cliffs at the loading point. Algoma may, at any time and from time to time through one or more authorized representatives, be present during production, loading, or to observe sampling and analysis of pellets being processed for shipment to Algoma. At Algoma's option and at its own expense, Algoma may from time to time require independent sampling.

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                               12. WARRANTIES.

         (a) EXCEPT AS SET FORTH IN SECTION 4(b), CLIFFS MAKES NO, AND HEREBY DISCLAIMS AND EXCLUDES ANY, EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, OF FITNESS, OR OF FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ALL CLIFFS PELLETS; PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION 12(a) SHALL LIMIT CLIFFS' OBLIGATION TO USE ITS BEST EFFORTS TO COMPLY WITH SECTION 4(a).

         (b) All notices of material variance of any Cliffs Pellets from the [*
* * *] described on EXHIBIT A-1, EXHIBIT A-2, EXHIBIT A-3.1, EXHIBIT A-3.2, EXHIBIT A-3.3, EXHIBIT A-3.4, EXHIBIT A-3.5 or EXHIBIT A-3.6, as the case may be, over the average volumes specified in Section 4(c) shall be delivered to Cliffs prior to such Cliffs Pellets being charged in the Sault Ste. Marie Plant's blast furnace, or any claim arising from any such material variance shall be waived by Algoma. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs Pellets as to which any notice is given as above stated. The Cliffs Pellets shall not be returned to Cliffs without prior consent of Cliffs, which consent, in the case of direct rail shipments, shall not be unreasonably withheld. IN NO EVENT SHALL CLIFFS BE LIABLE FOR ANY DAMAGE TO ALGOMA'S PROPERTY OR LOST PROFITS, INJURY TO GOOD WILL OR ANY OTHER SPECIAL OR CONSEQUENTIAL DAMAGES UNLESS IT IS PROVED THAT CLIFFS HAS ENGAGED IN WILLFUL MISCONDUCT.

                                 13. [* * * *]

                                 14. COVENANTS.

         (a) During the term of this Agreement, Algoma shall continue to [* * * *].

         (b) [* * * *].

         (c) During the term of this Agreement, Algoma shall not: (i) sell, transfer or otherwise permit any other Person to use any pellets purchased hereunder, other than as security for a bona fide extension of credit in the ordinary course of business; (ii) use any pellets purchased hereunder in any facility other than the Sault Ste. Marie Plant; or (iii) sell, lease or otherwise transfer title or the right to use the Sault Ste. Marie Plant (including without limitation its blast furnaces), or any material portion thereof, to any Person, or merge, consolidate or reorganize with any Person unless that Person assumes in writing this Agreement and all of Algoma's obligations hereunder.

                                15. ARBITRATION.

         Any matter related hereto that is required to be resolved by arbitration or pursuant to Section 15 hereof shall be resolved in Cleveland, Ohio by application of the rules of The American Arbitration Association applicable to commercial disputes, modified as follows:

         (a) there shall be three arbitrators, all of whom shall have expertise relevant to the matter to be determined, and none of whom shall be an employee, officer, director or consultant of, or of a direct competitor of, Algoma or Cliffs;

         (b) in connection with any arbitration arising out of Section 13, each of Cliffs and Algoma shall have the right to submit information to the arbitrators to be held in confidence by them and not disclosed to the other party (or any other person), provided that (i) the party providing such information shall certify its accuracy to the best of its actual knowledge; and (ii) such information shall be made available to counsel for the other party upon delivery by such counsel of its undertaking to hold the information (either in the form provided or in any other form) in confidence and not to disclose it to its client, or any other person (other than the arbitrators);

         (c) before making their determination in any matter, the arbitrators must request from each of the parties a complete statement of its proposed resolution of such matter, and the arbitrators shall select between the two proposed resolutions, without making any alteration to either of them (or if either party does not submit a proposed resolution, or submits one that is materially incomplete, shall select the proposed resolution of the other party); and

         (d) the costs of the arbitrators shall be borne entirely by the party that did not prevail.

The judgment of the arbitrators shall be final and binding on the parties, and may be entered and enforced by any court of the United States, any state thereof, Canada or any province thereof.

                               16. FORCE MAJEURE.

         No party hereto shall be liable for damages resulting from failure to deliver or accept and pay for all or any of the Cliffs Pellets as described herein, if and to the extent that such delivery or acceptance would be contrary to or would constitute a violation of any regulation, order or requirement of a recognized governmental body or agency, or if such failure, including (a) failure of the mines supplying the Cliffs Pellets to be delivered under this Agreement to produce the Cliffs Pellets, or (b) failure of Algoma's facilities to produce steel, is caused by or results directly or indirectly from acts of God, war, insurrections, interference by foreign powers, acts of terrorism, strikes, hindrances, labor disputes, labor shortages, fires, flood, embargoes, accidents or delays at the mines, on the railroads or docks or in transit, shortage of transportation facilities, disasters of navigation, or other causes, similar or dissimilar, if such other causes are beyond the control of the party charged with a failure to deliver or to accept and pay for the Cliffs Pellets. To the extent a force majeure is claimed hereunder by a party hereto, such shall relieve the other party from fulfilling its corresponding agreement hereunder to the party claiming such force majeure, but only for the period and to the extent of the claimed force majeure, unless otherwise mutually agreed to by the parties.

                                  17. NOTICES.

         All notices, consents, reports and other documents authorized and required to be given pursuant to this Agreement shall be given in writing and either personally served on an officer of the party hereto to whom it is given, or sent by recognized overnight delivery service, mailed by registered or certified mail, postage prepaid, or by facsimile, addressed as follows:

                           If to CCIC, CMC or Northshore:
                                    1100 Superior Avenue - 18th Floor
                                    Cleveland, Ohio 44114-2589
                                    Attention: Secretary
                                    cc:  Vice President-Sales

                           If to Algoma:
                                    105 West Street
                                    Sault Ste. Marie, Ontario P6A 7B4
                                    Attention:  Corporate Secretary
                                    Fax:  (705) 945-2203

provided, however, that any party may change the address to which notices or other communications to it shall be sent by giving to the other party written notice of such change, in which case notices and other communications to the party giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice.

                                   18. TERM.

         The term of this Agreement shall commence as of 12:01 a.m. on the day following the Closing Date and continue through December 31, 2016; provided, however, that if the Closing Date has not occurred prior to February 28, 2002, then either party shall have the right to terminate this Agreement at any time prior to the Closing Date, by notice to the other party. This Agreement shall remain valid and fully enforceable for the fulfillment of obligations incurred prior to termination.

                                 19. AMENDMENT.

         This Agreement may not be modified or amended except by an instrument in writing signed by all parties hereto.

                                  20. WAIVER.

         No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by all parties hereto. No waiver or any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.

                              21. CONFIDENTIALITY.

         (a) Cliffs and Algoma acknowledge that this Agreement contains certain volume pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or Algoma at a competitive disadvantage if disclosed to the public, specifically, Sections 1, 2, 6, 7, 13 and 14, and all of the Schedules and Exhibits hereto ("CONFIDENTIAL INFORMATION"). Cliffs and Algoma further agree that all provisions of this Agreement shall be kept confidential and, without the prior consent of the other party, shall not be disclosed to any party not a party to this Agreement except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 21.

         (b) If either party is required by law or governmental or judicial order or receives legal process or a court or agency directive requesting or requiring disclosure of any of the Confidential Information contained in this Agreement, such party will promptly notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information. If either party determines to file this Agreement with the Securities and Exchange Commission ("COMMISSION") or any other federal, state, provincial or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party's request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information.

                               22. GOVERNING LAW.

         This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of Ohio.

                                23. ASSIGNMENT.

         (a) For purposes of this Agreement, the term "Algoma" includes and means not only Algoma, but also any successor by merger or consolidation of Algoma and any permitted assigns of Algoma.

         (b) In case Algoma shall consolidate with or merge into another corporation or shall transfer to another person, partnership, corporation or entity, all or substantially all of its iron and steel business, this Agreement shall be assigned by Algoma to, and shall be binding upon, the corporation resulting from such consolidation or merger or the person, partnership, corporation or entity to which such transfer is made; otherwise no assignment of this Agreement by Algoma shall be valid unless Cliffs shall consent in writing thereto.

         (c) In case CCIC, CMC or Northshore, or any permitted assign of any of them, shall consolidate with or merge into another corporation or shall transfer to another person, partnership, corporation or entity, all or substantially all of its business, this Agreement shall be assigned by CCIC, CMC or Northshore, as the case may be, to, and shall be binding upon, the corporation resulting from such consolidation or merger or the person, partnership, corporation or entity to which such transfer is made; otherwise, no assignment of this Agreement by CCIC, CMC or Northshore, shall be valid unless Algoma shall consent thereto in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized officers.

THE CLEVELAND-CLIFFS IRON                                     ALGOMA STEEL INC.
     COMPANY
By: /s/ Donald J. Gallagher                                   By: /s/ Glen Manchester
    ----------------------------------------                      -------------------------------
Name:    Donald J. Gallagher                                  Name:    Glen Manchester
      --------------------------------------                        -----------------------------
Title: Vice President                                         Title:   Vice President - Finance and
       -------------------------------------                           ----------------------------
                                                                       Administration
                                                                       --------------

CLIFFS MINING COMPANY                                         NORTHSHORE MINING COMPANY


By: /s/ Donald J. Gallagher                                   By: /s/ Donald J. Gallagher
    ----------------------------------------                      ----------------------------------------
Name:    Donald J. Gallagher                                  Name:    Donald J. Gallagher
      --------------------------------------                        --------------------------------------
Title: Vice President                                         Title: Vice President
       -------------------------------------                         --------------

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



                                                                   SCHEDULE 1(i)

                                    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   SCHEDULE 5(a)

                                             ALGOMA STEEL INC.
EDWARD M. BUMBACCO                           105 West Street
Manager Corporate Logistics,                 Sault Ste. Marie, Ontario, Canada
Purchasing and Stores                        P6A 7B4
Telephone:  (705) 945-2472
Facsimile:  (705) 945-3112
e-mail:  ebumbacco@algoma.com

November 7, 2001

VIA FAX 216-694-5385

Mr. Don Gallagher
Cleveland Cliffs Inc.
1100 Superior Avenue
Cleveland, OH 44114-2589

Dear Don:

                           PELLET NOMINATION FOR 2002

As per our recent agreement, our November pellet nomination for 2002 will be [*
* * *].

Our monthly shipment expectations are as follows:

January:                        [* * * *]                    July:                        [* * * *]
February:                       [* * * *]                    August:                      [* * * *]
March:                          [* * * *]                    September:                   [* * * *]
April:                          [* * * *]                    October:                     [* * * *]
May:                            [* * * *]                    November:                    [* * * *]
June:                           [* * * *]                    December:                    [* * * *]

Algoma Steel would like to meet with Cliffs, at your convenience, to discuss our detailed monthly requirements and routing expectations. For your information, the volumes for the year reflect a slightly higher rail movement than previously discussed.

[* * * *]

Yours truly,

ALGOMA STEEL INC.

/s/ Ed /s/
Ed Bumbacco
Manager Corporate Logistics, Purchasing and Stores

Cc A. Stevens

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     EXHIBIT A-1

                             IRON ORE FLUXED PELLETS

          AVERAGE COMPOSITE SPECIFICATION FOR ALL FLUXED PELLET BLENDS

                                                          [* * * *]
                                                             AIM           FREQUENCY
A. % DRY CHEMICAL ANALYSIS
     Fe                                                                        S
     SiO(2)                                                                    S
     Al(2)O(3)                                                                 S
     CaO                                                                       S
     MgO                                                                       S
     Mn                                                                        S
     P                                                                         S
     S                                                                         Q
     TiO(2)                                                                    Q
     Na(2)O                                                                    Q
     K(2)O                                                                     Q
                                                          [* * * *]
     CaO/ SiO(2)
     B/A
     MgO/ SiO(2)

B.  PHYSICAL
      % +1/2"                                                                  S
      % -1/2" x +3/8"                                                          S
      % -1/4"                                                                  S
      % - 28 Mesh                                                              S

C.  REDUCIBILITY (R40)                                                         Q

D.  LTB (% +1/4")                                                              Q

E.  COMPRESSION (LBS)                                                          M

F.  SWELLING                                                                   Q

G.  SOFTENING TEMP ([degrees]C)                                                Q

H.  MOISTURE AS LOADED                                                         S

Additional Requirements:

1. Specifications to be based on a weighted pellet quality specification as charged to the blast furnace.

2. Individual pellet specifications to be provided on a train lot or vessel cargo basis. Physical and moisture limits apply on a shipment by shipment basis. Moisture shall also be limited to a maximum of [* * * *] on a monthly average basis.

3. Changes to pellet sourcing must result in a specification substantially equivalent to the above, and shall be reviewed by Algoma and Cliffs prior to shipments.

4.       [* * * *]

Frequency of reporting: S = Shipment, M = Monthly average, Q = Quarterly average.

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     EXHIBIT A-2

                            IRON ORE BLENDED PELLETS

                    AVERAGE COMPOSITE SPECIFICATION [* * * *]

                                                         [* * * *]
                                                            AIM          FREQUENCY
A. % DRY CHEMICAL ANALYSIS
     Fe                                                                      S
     SiO(2)                                                                  S
     Al(2)O(3)                                                               S
     CaO                                                                     S
     MgO                                                                     S
     Mn                                                                      S
     P                                                                       S
     S                                                                       Q
     TiO(2)                                                                  Q
     Na(2)O                                                                  Q
     K(2)O                                                                   Q

     CaO/ SiO(2)                                         [* * * *]
     B/A
     MgO/ SiO(2)

B.  PHYSICAL
      % +1/2"                                                                S
      % -1/2" x +3/8"                                                        S
      % -1/4"                                                                S
      % - 28 Mesh                                                            S

C.  REDUCIBILITY (R40)                                                       Q

D.  LTB (% +1/4")                                                            Q

E.  COMPRESSION (LBS)                                                        M

F.  SWELLING                                                                 Q

G.  SOFTENING TEMP ([degrees]C)                                              Q

H.  MOISTURE AS LOADED                                                       S

Additional Requirements:

1. Specifications to be based on a weighted pellet quality specification as charged to the blast furnace.

2. Individual pellet specifications to be provided on a train lot or vessel cargo basis. Physical and moisture limits apply on a shipment by shipment basis. Moisture shall also be limited to a maximum of [* * * *] on a monthly average basis.

3. Changes to pellet sourcing must result in a specification substantially equivalent to the above, and shall be reviewed by Algoma and Cliffs prior to shipments.

4.       [* * * *]

Frequency of reporting: S = Shipment, M = Monthly average, Q = Quarterly average.

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                                                                   EXHIBIT A-3.1

                      THE CLEVELAND-CLIFFS IRON COMPANY
                        EMPIRE IRON MINING PARTNERSHIP
                           EMPIRE ROYAL FLUX PELLET


                                                   [* * * *]
                                                     AIM
A. % DRY CHEMICAL ANALYSIS
   Fe
   SiO2
   Al2O3
   CaO
   MgO
   Mn
   P
   S

   TiO2
   Na2O
   K2O

                                                  [* * * *]
   CaO / SiO2 (L/S)
   MgO / SiO2

B. SIZING (BT)
   % + 1/2"
   % -1/2" x + 3/8"
   % -3/8" x + 1/4"
   % - 1/4"

C. POROSITY, % VOIDS

D. REDUCIBILITY (R40)

E. LTB (% + 1/4")

F. COMPRESSION (LBS)

G. HIGH TEMP UNDER LOAD (% RED.)

H. SWELLING (% VOLUME CHANGE)

I. SOFTENING TEMP ([degrees]C)

J. BULK DENSITY (LBS/CU FT)

K. MOISTURE AS LOADED

   ANALYSIS ARE LOADED AT MINE

   Comments:

   [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



                                                                   EXHIBIT A-3.2

                      THE CLEVELAND-CLIFFS IRON COMPANY
                          TILDEN MINING COMPANY L.C.
                         TILDEN MAGNETITE FLUX PELLET

                                                         [* * * *]
                                                           AIM

A. % DRY CHEMICAL ANALYSIS
    Fe
    SiO2
    Al2O3
    CaO
    MgO
    Mn
    P
    S
    TiO2
    Na2O
    K2O
                                                        [* * * *]
    CaO / SiO2  (L/S)
    B/A
    MgO / SiO2

B. PHYSICAL
    % + 1/2"
    % -1/2" x + 3/8"
    % - 1/4"
    % - 28 Mesh

C. POROSITY, % VOIDS

D. REDUCIBILITY (R40)

E. LTB (% + 1/4")

F. COMPRESSION (LBS)

G. HIGH TEMP UNDER LOAD (% RED.)

H. SWELLING (% VOLUME CHANGE)

I. SOFTENING TEMP ([degrees]C)

J. BULK DENSITY (LBS/CU FT)

K. MOISTURE AS LOADED

    ANALYSIS ARE LOADED AT MINE

    Comments:

    [* * * *]

                                                                   EXHIBIT A-3.3

                      THE CLEVELAND-CLIFFS IRON COMPANY
                          TILDEN MINING COMPANY L.C.
                         TILDEN HEMATITE FLUX PELLET


                                                      [* * * *]
                                                        AIM

A. % DRY CHEMICAL ANALYSIS
    Fe
    SiO2
    Al2O3
    CaO
    MgO
    Mn
    P
    S
    TiO2
    Na2O
    K2O
                                                     [* * * *]
    CaO / SiO2  (L/S)
    B/A
    MgO / SiO2

B. SIZING (BT)
    % + 1/2"
    % -1/2" x + 3/8"
    % - 1/4"
    % - 28 Mesh

C. POROSITY, % VOIDS

D. REDUCIBILITY (R40)

E. LTB (% + 1/4")

F. COMPRESSION (LBS)

G. HIGH TEMP UNDER LOAD (% RED.)

H. SWELLING (% VOLUME CHANGE)

I. SOFTENING TEMP ([degrees]C)

J. BULK DENSITY (LBS/CU FT)

K. MOISTURE AS LOADED

    ANALYSIS ARE LOADED AT MINE

    Comments:

    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   EXHIBIT A-3.4

                             CLIFFS MINING COMPANY
                   HIBBING TACONITE COMPANY JOINT VENTURE
                            HIBTAC STANDARD PELLET

                                                            [* * * *]
                                                               AIM

A. % DRY CHEMICAL ANALYSIS
    Fe
    SiO2
    Al2O3
    CaO
    MgO
    Mn
    P
    S
    TiO2
    Na2O
    K2O
                                                            [* * * *]
    CaO / SiO2  (L/S)
    B/A
    MgO / SiO2

B. SIZING (BT)
    % + 1/2"
    % -1/2" x + 3/8"
    % - 1/4"
    % - 28 Mesh

C. POROSITY, % VOIDS

D. REDUCIBILITY (R40)

E. LTB (% + 1/4")

F. COMPRESSION (LBS)

G. HIGH TEMP UNDER LOAD (% RED.)

H. SWELLING (% VOLUME CHANGE)

I. SOFTENING TEMP ([degrees]C)

J. BULK DENSITY (LBS/CU FT)

K. MOISTURE AS LOADED

    ANALYSIS ARE LOADED AT MINE

    Comments:

    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                   EXHIBIT A-3.5

                          NORTHSHORE MINING COMPANY
                          NORTHSHORE STANDARD (ACID)

                                                       [* * * *]
                                                          AIM

A. % DRY CHEMICAL ANALYSIS
    Fe
    SiO2
    Al2O3
    CaO
    MgO
    Mn
    P
    S
    TiO2
    Na2O
    K2O
                                                       [* * * *]
    CaO / SiO2  (L/S)
    B/A
    MgO / SiO2

B. SIZING (BT)
    % + 1/2"
    % -1/2" x + 3/8"
    % - 1/4"
    % - 28 Mesh

C. POROSITY, % VOIDS

D. REDUCIBILITY (R40)

E. LTB (% + 1/4")

F. COMPRESSION (LBS)

G. HIGH TEMP UNDER LOAD (% RED.)

H. SWELLING (% VOLUME CHANGE)

I. SOFTENING TEMP ([degrees]C)

J. BULK DENSITY (LBS/CU FT)

K. MOISTURE AS LOADED

    ANALYSIS ARE LOADED AT MINE

    Comments:

    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.

                                                                   EXHIBIT A-3.6

                          NORTHSHORE MINING COMPANY
                               NORTHSHORE FLUX

                                                        [* * * *]
                                                           AIM

A. % DRY CHEMICAL ANALYSIS
    Fe
    SiO2
    Al2O3
    CaO
    MgO
    Mn
    P
    S
    TiO2
    Na2O
    K2O
                                                        [* * * *]
    CaO / SiO2  (L/S)
    B/A
    MgO / SiO2

B. SIZING (BT)
    % + 1/2"
    % -1/2" x + 3/8"
    % - 1/4"
    % - 28 Mesh

C. POROSITY, % VOIDS

D. REDUCIBILITY (R40)

E. LTB (% + 1/4")

F. COMPRESSION (LBS)

G. HIGH TEMP UNDER LOAD (% RED.)

H. SWELLING (% VOLUME CHANGE)

I. SOFTENING TEMP ([degrees]C)

J. BULK DENSITY (LBS/CU FT)

K. MOISTURE AS LOADED

    ANALYSIS ARE LOADED AT MINE

    Comments:

    [* * * *]

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     EXHIBIT B-1

                       PELLET SALE AND PURCHASE AGREEMENT

                   COMPOSITE INDEX FORMULA FOR YEARS 2004-2016

CONTRACT YEAR'S COMPOSITE INDEX CALCULATION

         [* * * *]


CONTRACT YEAR'S COMPOSITE INDEX                 =                       (A+B+C)

                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                     EXHIBIT B-2

                       PELLET SALE AND PURCHASE AGREEMENT

              EXAMPLE OF CALCULATION OF CURRENT YEAR'S PELLET PRICE

                               CONTRACT YEAR 2004

(1) Multiply 2002 Base Price per iron unit by the Composite Index

                                                 2002 BASE                                       ADJUSTED BASE
                                                 PRICE PER             COMPOSITE                 PRICE PER
PELLET                     F.O.B.                PER IRON UNIT         INDEX                     PER IRON UNIT
Tilden Mag Flux            Railcar at Partridge      [* * * *]         [* * * *]                 [* * * *]
[* * * *]


                                                  CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


                                                                       EXHIBIT C

                       PELLET SALE AND PURCHASE AGREEMENT

EXAMPLE OF ONE YEAR'S CYCLE OF RECALCULATION OF ADJUSTED EXPECTED PRICE PER IRON
                            UNIT CONTRACT YEAR 2004

(1) No later than December 15 of year prior to Contract Year, Cliffs will provide a good faith estimate of the Composite Index for the Contract Year

                                                   DECEMBER 15 OF YEAR PRIOR TO       2002 BASE                   ADJUSTED BASE
                                                   CONTRACT YEAR ESTIMATED            PRICE PER                   PRICE PER
PELLET                        F.O.B.               COMPOSITE INDEX                    IRON UNIT                   IRON UNIT
---------------------------------------------------------------------------------------------------------------------------
Tilden Mag Flux               Railcar at           [* * * *]                          [* * * *]                   [* * * *]
                              Partridge

[* * * *]

(3) No later than June 15 of Contract Year, Cliffs will provide a revised good faith estimate of the Composite Index for the Contract Year

                                     DECEMBER 15 OF YEAR PRIOR TO       JUNE 15 OF CONTRACT YEAR    2002 BASE       ADJUSTED BASE
                                     CONTRACT YEAR ESTIMATED            REVISED CALCULATED          PRICE PER       PRICE PER
PELLET                F.O.B.         COMPOSITE INDEX                    COMPOSITE INDEX             IRON UNIT       IRON UNIT
---------------------------------------------------------------------------------------------------------------------------------
Tilden Mag Flux       Railcar at     [* * * *]                          [* * * *]                   [* * * *]       [* * * *]
                      Partridge

[* * * *]

(5) No later than January 15 of year following the Contract Year, Cliffs will provide a second revised good faith estimate of the Composite Index for the prior year's Contract Year

                                                                    JANUARY 15 OF YEAR
                                          JUNE 15 OF CONTRACT       FOLLOWING CONTRACT YEAR     2002 BASE          ADJUSTED BASE
                                          YEAR ESTIMATED            REVISED CALCULATED          PRICE PER          PRICE PER
PELLET               F.O.B.               COMPOSITE INDEX           COMPOSITE INDEX             IRON UNIT          IRON UNIT
---------------------------------------------------------------------------------------------------------------------------------
Tilden Mag Flux      Railcar at           [* * * *]                 [* * * *]                   [* * * *]          [* * * *]
                     Partridge

[* * * *]

(7) No later than June 15 of year following the Contract Year, Cliffs will provide a final revised Composite Index for the prior year's Contract Year

                                                                         JUNE 15 OF YEAR
                                      JANUARY 15 OF YEAR FOLLOWING       FOLLOWING CONTRACT YEAR     2002 BASE     ADJUSTED BASE
                                      CONTRACT YEAR ESTIMATED            FINAL CALCULATED            PRICE PER     PRICE PER
PELLET                 F.O.B.         COMPOSITE INDEX                    COMPOSITE INDEX             IRON UNIT     IRON UNIT
--------------------------------------------------------------------------------------------------------------------------------
Tilden Mag Flux        Railcar at     [* * * *]                          [* * * *]                   [* * * *]     [* * * *]
                       Partridge


[* * * *]